THE KOREAN INVESTMENT FUND

ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

June 21, 1999

Dear Shareholder:

We are pleased to provide this annual shareholder report for The Korean Investment Fund (the "Fund"). This report provides investment results and market activity for the period ended April 30, 1999.

INVESTMENT RESULTS
The following table provides your Fund's investment results, based on net asset value ("NAV"), for the three-, six-, and twelve-month periods ended April 30, 1999. For comparison, we have also included the performance for your Fund's benchmark, the Korea Composite Stock Price Index ("KOSPI"). Your Fund's NAV ended the period at US$6.90 per share, and the market price was US$6.063 per share as of April 30, 1999. This represents a 12.13% discount to NAV.

During the current reporting period, the Korean market posted one of the strongest performances among Asian region markets as the region's foreign exchange crisis subsided. Throughout the last twelve months, we continued to focus on large-cap blue chips such as Pohang Iron & Steel Co., SK Telecom Co., Ltd., LG Information & Communications, Samsung Display Devices, and Samsung Electronics because we feel that they continue to be undervalued. We believe these companies will be the catalysts behind Korea's economic revival, and we maintain an overweight position in these companies relative to their weightings in the KOSPI. Going forward, we plan to further diversify your Fund's holdings, while continuing to select the most undervalued shares as determined with reference to our valuation models. From a long-term perspective, we remain optimistic about the Korean equity market and believe there is still upside potential from current levels should economic reforms persist and the new social paradigm prove to be successful. Furthermore, we believe that there are more signs of economic recovery in Korea. Cheaper valuations, low interest rates and an economic recovery should lead to further inflows into local equities.


INVESTMENT RESULTS*
Periods Ended April 30, 1999

                                                  TOTAL RETURNS
                                       3 MONTHS      6 MONTHS     12 MONTHS
                                       --------      --------     ---------
THE KOREAN INVESTMENT FUND              36.90%        127.72%       98.28%
KOREA COMPOSITE STOCK PRICE INDEX       30.21%        117.17%      100.92%

* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE KOREA COMPOSITE STOCK PRICE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL DOMESTIC COMPANIES TRADED ON THE KOREA STOCK EXCHANGE. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


ECONOMY
We expect the positive indicators that have come out of Korea in recent months to continue. The principal rating agencies have already re-rated Korea to investment grade, and we expect the next move to be a further upgrade.

The precipitous decline in output seen throughout 1998 appears to have ended as preliminary first quarter 1999 gross domestic product ("GDP") data indicate the economy grew 3.1% year-on-year, underpinned by improving private consumption and a slowing inventory run-down. Contradicting the widely held myth that Asian economies cannot recover without export growth, the Korean economy continued to grow despite a decline in the U.S.-dollar value of exports of 5.0% year-on-year in the first three months of 1999, and a sharp drop of 16% year-on-year in February alone. The 18.4% industrial production growth recorded in March of 1999 suggests a relatively strong rebound is under way.

Domestic investment remained weak in the first quarter of 1999, which is not surprising given that excess capacity still exists in many industries. We do not expect a significant rebound in investment until late 1999, when we anticipate that the financial condition of companies


1


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

will improve and demand will begin to test current capacity.

Inflation remains low, and fears of an inflationary wage price spiral have not been realized. The consumer price level in April of 1999 was a mere 0.4% higher than a year ago, a much slower price increase than the 8.8% rise recorded in April of 1998, and upstream price pressures remain weak. In addition, the Producer Price Index fell 5.9% in February of 1999, a rapid reversal from the 15%-plus increases recorded in early 1998. As lower producer prices feed into the production process, it is likely that consumer prices will also turn negative, which should be positive for interest rates and the stock market.

The Korean won to U.S. dollar exchange rate is expected to appreciate slowly over the long term. It is estimated that the Korean won, which is currently about 1,200 won per dollar, is somewhat undervalued as measured by the real effective exchange rate. The supply of the dollar is expected to outpace the demand for the dollar as portfolio and direct investments from abroad should increase, and the current account deficit should move to a surplus for the time being. We forecast the won/dollar rate will reach W1,150/USD by the end of this year. The country's sizeable official foreign exchange reserves of almost US$60 billion suggest that there should be no repetition of a balance-of-payments shortfall, even though we see lackluster export prospects in 1999 and a sharply reduced current account surplus.

Interest rates are currently at historical lows, but are expected to rise in the second half of 1999 as money demand increases with the recovery of the economy. However, this rise is expected to be limited. New issuance of corporate bonds will be scarce as capacity utilization remains at an idle 70%, and conglomerates are obliged to meet debt-to-equity ratios of 200% by the end of 1999. Therefore, as corporate money demand will be sluggish, the rise of the three-year corporate bond yield will be limited.

The Korean government's will to maintain a low interest rate environment is also expected to keep corporate bond yields low. In addition, the new futures exchange in Pusan and the implementation of the primary dealer system on July 1, 1999 have increased liquidity in Korea's bond market. The increased liquidity has sparked bond buying among institutional and foreign investors, thus keeping bond yields low. We expect the three-year Treasury bond yield and three-year corporate bond yield to finish 1999 at 6.7% to 7.0%, and 7.7% to 8.0%, respectively.

MARKET MOVEMENT
For the six months ended April 30, 1999, the KOSPI more than doubled. Even though the Korean market experienced a 14.5% correction in May of 1999, in our view, Korea is the strongest market in the Asian region. Korea's excess money supply was a big factor in the recent liquidity-driven rally. Absolute M3 money supply growth was down 2.4 percentage points to 13.9% last year, but relative money supply, compared with GDP growth and inflation, was abnormally large. This excess money supply was directed to bond-type investment trust funds (beneficiary certificates) last year. In 1998, the size of bond-type investment trust funds swelled by more than W100 trillion, to W189 trillion, or US$83.3 billion, to US$157 billion.

Looking at bond-type investment trust funds, short-term funds with a maturity of less than six months account for approximately 50% of all bond-type investment trust funds, while medium-term funds (twelve months maturity), long-term funds (eighteen months maturity) and others comprise the remaining 50%. Short-term funds are very sensitive to interest rates and are therefore the most vulnerable to transfer into stocks. In the case of the short-term funds, a greater interest spread increases the likelihood of the shift to stocks. In this context, short-term bond investors will less likely shift to stocks after July as the interest spread is declining and should disappear by that time.

PORTFOLIO STRATEGY
Looking forward, for the second half of 1999 to the first half of 2000, we see four major fundamental factors as important to the Korean stock market: i) capital investment, ii) trade surplus, iii) inflation, and iv) the Japanese yen to U.S. dollar exchange rate. We will continue to monitor these factors throughout the coming quarters.

A source of worry concerns the way in which the weakest of the top five chaebols, whose total debt expanded substantially last year, will be restructured. During this period of adjustment, the Korean government needs to


2


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

adhere to two basic principles. First, debt-to-equity swaps by domestic lenders should be directed only to companies vital to the economy in terms of value creation and employment. Second, if debt-to-equity swaps are undertaken, the government ought to force a write-down of the major shareholders' capital while protecting that of minority shareholders. In short, the principle of responsibility and penalties must be maintained.

If the adjustment process is well handled, we believe Korea will see an unprecedented degree of portfolio investment inflow. This would help support a multi-year expansion of the market in the years ahead.

We will focus on cyclicals such as chemical, steel, paper and technology stocks, all of which have underperformed the market during the downward economic cycle. We will also overweight selective small- and medium-sized companies with relatively clean balance sheets that trade at prices that are below the values assigned by our discounted cash flow model. During the reporting period, we added holdings in Ottogi Corp., Il Jin Electric Co., Ltd., Baek Kwang Mineral Products Co., Daesung Industrial Co., Shinhan Bank, and Samsung Electronics. We reduced our exposure to Dongbu Insurance Co., Ltd., Korea Chemical, Keumkang, Ltd., and Saehan Precision.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you on the developing market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


Edward D. Baker
Vice President


In Kee Oh
Vice President


3


TEN LARGEST HOLDINGS
APRIL 30, 1999                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                  U.S. $          PERCENT OF
COMPANY                                           VALUE           NET ASSETS
-------------------------------------------------------------------------------
SK Telecom Co., Ltd. (common
  stocks & warrants)                          $ 5,857,562            10.0%
Samsung Electronics                             4,265,769             7.3
Iljin Co., Ltd.                                 3,852,336             6.6
Daesung Industrial Co.                          3,029,028             5.2
Pohang Iron & Steel Co.                         2,858,830             4.9
LG Information &
  Communications, Ltd.                          2,469,701             4.2
Shinhan Bank                                    2,204,459             3.8
Samsung Securities Co., Ltd.                    2,172,121             3.8
Baek Kwang Mineral Products Co.                 2,117,442             3.6
Samsung Fire & Marine
  Insurance Co.                                 2,064,872             3.5
                                              $30,892,120            52.9%


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.7%
TECHNOLOGY-23.9%
COMMUNICATION EQUIPMENT-13.3%
Iljin Corp., Ltd.                               210,023      $ 3,852,336
LG Information & Communications, Ltd.            52,415        2,469,701
Samsung Electro-Mechanics Co.                    60,991        1,436,894
                                                             ------------
                                                               7,758,931

COMPUTER HARDWARE-3.3%
Chung Ho Computer Co.                            90,000        1,946,151

SEMI-CONDUCTOR-7.3%
Samsung Electronics                              55,469        4,265,769
                                                             ------------
                                                              13,970,851

BASIC INDUSTRIES-18.0%
CHEMICALS-4.4%
Honam Petrochemical Corp.                        50,000          925,536
Namhae Chemical Corp.                            50,000        1,640,724
                                                             ------------
                                                               2,566,260

DISTRIBUTION & WHOLESALE-2.7%
SK Global                                       200,000        1,539,756

FISHERIES-0.6%
Daerim Corp. (a)                                 20,000          350,021

MINING & METALS-8.5%
Baek Kwang Mineral Products Co.                 122,760        2,117,442
Pohang Iron & Steel Co.                          39,280        2,858,830
                                                             ------------
                                                               4,976,272

REFINING-1.8%
SK Corp.                                         50,000        1,051,746
                                                             ------------
                                                              10,484,055

UTILITY-18.0%
ELECTRIC POWER-2.0%
Korea Electric Power Corp.                       40,000        1,151,031

GAS-5.2%
Daesung Industrial Co.                           90,000        3,029,028

TELEPHONE-10.8%
Korea Network Corp. (a)                         100,000          472,024
SK Telecom Co., Ltd.                              1,200        1,004,628
  ADR                                           165,114        2,290,957
  Merrill Lynch Wts. 10/10/00 (a)                 2,908        2,561,977
                                                             ------------
                                                               6,329,586
                                                             ------------
                                                              10,509,645

FINANCIAL SERVICES-17.4%
BANKING-8.1%
Housing & Commercial Bank (a)                    50,000        1,177,955
Kookmin Bank                                    100,000        1,363,063
Shinhan Bank                                    200,000        2,204,459
                                                             ------------
                                                               4,745,477

BROKERAGE & MONEY MANAGEMENT-5.8%
Dongwon Securities Co.                           50,000        1,177,956
Samsung Securities Co., Ltd. (a)                 56,121        2,172,121
                                                             ------------
                                                               3,350,077

INSURANCE-3.5%
Samsung Fire & Marine Insurance Co.               4,462        2,064,872
                                                             ------------
                                                              10,160,426

CAPITAL GOODS-8.3%
ELECTRICAL EQUIPMENT-5.6%
AUK Corp.                                       170,000        1,230,122
Daeduck Industries Co., Ltd.                      1,500           18,805
Samsung Display Devices Co.                      39,134        2,008,560
                                                             ------------
                                                               3,257,487


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MACHINERY-2.7%
Il Jin Electric Co., Ltd.                       100,000      $ 1,552,377
                                                             ------------
                                                               4,809,864

CONSUMER MANUFACTURING-6.6%
AUTO & RELATED-2.2%
Dong Yang Power Systems Co.                     150,000          845,603
Hyundai Motor Co., Ltd. (a)                      22,844          381,534
  Rts. 5/14/99 (a)                               15,389           86,108
                                                             ------------
                                                               1,313,245

BUILDING & CONSTRUCTION-4.4%
Keumkang, Ltd.                                   30,339        1,174,248
Tae Young Corp.                                  30,000        1,368,111
                                                             ------------
                                                               2,542,359
                                                             ------------
                                                               3,855,604

CONSUMER SERVICES-2.7%
FOOD & BEVERAGE-2.7%
Ottogi Corp.                                     70,000        1,596,130

CONSUMER PRODUCTS-2.1%
RETAILING-2.1%
Shinsegae Department Store Co.                   35,000        1,207,404

HEALTHCARE-1.7%
DRUGS-1.7%
Daewoong Pharmaceutical Corp. (a)                61,975        1,009,017

TOTAL INVESTMENTS-98.7%
  (cost $41,781,106)                                          57,602,996
Other assets less liabilities-1.3%                               744,738

NET ASSETS-100%                                              $58,347,734


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $41,781,106)          $ 57,602,996
  Foreign cash, at value (cost $ 1,225,237)                          1,218,566
  Cash                                                                 193,643
  Dividends receivable                                                  17,133
  Total assets                                                      59,032,338

LIABILITIES
  Payable for investment securities purchased                          410,714
  Management fee payable                                                37,553
  Co-Manager fee payable                                                17,672
  Other accrued expenses                                               218,665
  Total liabilities                                                    684,604

NET ASSETS                                                        $ 58,347,734

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     84,507
  Additional paid-in capital                                        87,693,037
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (45,250,039)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     15,820,229
                                                                  $ 58,347,734

NET ASSET VALUE PER SHARE (based on 8,450,704
  shares outstanding)                                                    $6.90


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1999                            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $86,381)                             $ 423,167
  Interest                                              28,959    $    452,126

EXPENSES
  Management fee                                       266,494
  Co-Manager fee                                       125,316
  Custodian                                            221,652
  Directors' fees and expenses                         120,435
  Audit and legal                                       77,170
  Printing                                              44,976
  Registration                                          14,061
  Transfer agency                                       12,425
  Miscellaneous                                         35,703
  Total expenses                                                       918,232
  Net investment loss                                                 (466,106)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                     (17,307,529)
  Net realized gain on foreign currency
    transactions                                                       132,683
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                     46,558,055
    Foreign currency denominated assets
      and liabilities                                                   (8,371)
  Net gain on investments and foreign currency
    denominated assets and liabilities                              29,374,838

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 28,908,732


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                    APRIL 30,       APRIL 30,
                                                      1999            1998
                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                             $   (466,106)   $   (752,086)
  Net realized loss on investments and
    foreign currency transactions                  (17,174,846)    (23,598,191)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                 46,549,684      (9,797,009)
  Net increase (decrease) in net assets
    from operations                                 28,908,732     (34,147,286)

NET ASSETS
  Beginning of year                                 29,439,002      63,586,288
  End of year                                     $ 58,347,734    $ 29,439,002


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual reports could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at April 30, 1999 and April 30, 1998 were Won 1,188.50 to U.S. $1.00 and Won 1,366.50 to U.S. $1.00, respectively.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


10


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net investment loss and foreign currency transactions, resulted in a net decrease in accumulated net investment loss and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $250 during the year ended April 30, 1999.

Brokerage commissions paid on investment transactions for the year ended April 30, 1999 amounted to $286,144, none of which was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $33,316,606 and $31,367,024, respectively, for the year ended April 30, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was $42,877,747. Accordingly, gross unrealized appreciation of investments was $17,042,178 and gross unrealized depreciation of investments was $2,316,929 resulting in net unrealized appreciation of $14,725,249 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October capital losses of $363,960. At April 30, 1999, the Fund had a net capital loss carryover of $43,789,438, of which $439,256 expires April 30, 2004, $2,493,384 expires April 30, 2005,
$11,524,297 expires April 30, 2006 and $29,332,501 expires April 30, 2007. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding at April 30, 1999, Alliance owned 9,000 shares. During the year ended April 30, 1999 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.


11


FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED APRIL 30,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.48        $7.52       $12.36       $12.66       $13.09

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.06)        (.09)        (.07)        (.01)        (.13)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         3.48        (3.95)       (4.77)         .86          .28
Net increase (decrease) in net
  asset value                                   3.42        (4.04)       (4.84)         .85          .15

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investments and
  foreign currency transactions                   -0-          -0-          -0-        (.29)          -0-

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-          -0-          -0-        (.80)        (.48)
Offering costs charged to additional
  paid-in capital                                 -0-          -0-          -0-        (.06)        (.10)
Total capital share transactions                  -0-          -0-          -0-        (.86)        (.58)
Net asset value, end of year                   $6.90        $3.48        $7.52       $12.36       $12.66
Market value, end of year                      $6.063       $3.875       $7.125      $11.50       $12.375

TOTAL RETURN
Total investment return based on: (b)
  Market value                                 56.46%      (45.61)%     (38.04)%      (1.55)%      (5.88)%
  Net asset value                              98.28%      (53.72)%     (39.16)%       4.00%       (3.28)%
Net assets, end of year (000's omitted)      $58,348      $29,439      $63,586     $104,421      $75,461

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets         2.93%        2.29%        2.11%        2.09%        2.00%
Ratio of net investment loss to average
  net assets                                   (1.49)%      (1.60)%       (.73)%       (.53)%       (.83)%
Portfolio turnover rate                          102%          47%          32%          40%          34%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


12


REPORT OF INDEPENDENT ACCOUNTANTS                    THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE KOREAN INVESTMENT FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Korean Investment Fund, Inc. (the "Fund") at April 30, 1999, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
June 14, 1999


13


ADDITIONAL INFORMATION (UNAUDITED)                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares in Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution paid subsequent to written notice of the change set to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-


14


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

to-day management of the Fund's portfolio, who is Edward Baker, the Vice President of the Fund.

YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems with estimated completion by June 30, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. After each system has been remediated, it is tested with 1900 dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.


15


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and Alliance or its other service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant.


16


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
KIM YONG NAM, PRESIDENT
HUGH-GIL YUM, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)

OFFICERS
ROBERT G. HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
EDWARD D. BAKER, III, VICE PRESIDENT
IN KEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

INVESTMENT MANAGER AND ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INVESTMENT MANAGER
ORION ASSET MANAGEMENT CO., LTD.
590 Madison Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.


17


THE KOREAN INVESTMENT FUND
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORAR